Brown Advisory Intermediate Income Fund Class/Ticker: Institutional Shares / (Not Available for Sale) Investor Shares / BIAIX Advisor Shares / BAIAX
Summary Prospectus | October 31, 2020

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund online at https://www.brownadvisory.com/mf/intermediate-income-fund. You may also obtain this information at no cost by calling (800) 540-6807 or by sending an e-mail request to mutualfunds@brownadvisory.com. The Fund’s Prospectus and Statement of Additional Information, both dated October 31, 2020, are incorporated by reference into this Summary Prospectus.

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.brownadvisory.com/mf), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or a bank) or, if you are a direct investor, by calling (800) 540-6807 or by enrolling at www.brownadvisory.com/mf.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 540-6807 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary or all Funds held with the fund complex if you invest directly with the Fund.

Investment Objective
The Brown Advisory Intermediate Income Fund (the “Fund”) seeks to provide a high level of current income consistent with preservation of principal within an intermediate-term maturity structure.

Fees and Expenses
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Institutional Shares	Investor Shares	Advisor Shares
Maximum Sales Charge (Load) imposed on Purchases (as a % of the offering price)	None	None	None
Maximum Deferred Sales Charge (Load) imposed on Redemptions (as a % of the sale price)	None	None	None
Redemption Fee (as a % of amount redeemed on shares held for 14 days or less)	1.00%	1.00%	1.00%
Exchange Fee (as a % of amount exchanged on shares held for 14 days or less)	1.00%	1.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.30%	0.30%	0.30%
Distribution and Service (12b-1) Fees	None	None	0.25%
Shareholder Servicing Fees	None	0.05%	0.05%
Other Expenses	0.18%	0.18%	0.18%
Acquired Fund Fees and Expenses(1)	0.07%	0.07%	0.07%
Total Annual Fund Operating Expenses	0.55%	0.60%	0.85%
Fee Waiver and/or Expense Reimbursement(2)(3)	-0.04%	-0.04%	-0.04%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement(2)(3)	0.51%	0.56%	0.81%
(1)

Acquired Fund Fees and Expenses are indirect fees and expenses that the Fund incurs from investing in the shares of other mutual funds, including money market funds and exchange traded funds.  Please note that the amount of Total Annual Fund Operating Expenses shown in the above table will differ from the “Financial Highlights” section of the Prospectus which reflects the operating expenses of the Fund and does not include indirect expenses such as Acquired Fund Fees and Expenses.

(2)
The Adviser has agreed to waive all or any portion of the advisory fee that would otherwise be paid by the Fund to Brown Advisory LLC (the “Adviser”) in an amount equal to the separate advisory fee indirectly paid by the Fund to the Brown Advisory Mortgage Securities Fund. The contractual waiver may be changed or eliminated at any time by the Board of Trustees, on behalf of the Fund, upon 60 days written notice to the Adviser. The contractual waivers may not be terminated by the Adviser without the consent of the Board of Trustees.

(3)
Effective November 1, 2020, Brown Advisory LLC (the "Adviser") has contractually agreed to waive its fees and/or reimburse certain expenses (exclusive of any front-end or contingent deferred sales loads, taxes, interest, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization and extraordinary expenses) in order to limit the Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement for Institutional Shares, Investor Shares and Advisor Shares to 0.48%, 0.53% and 0.78%, respectively, of the Fund’s average daily net assets through October 31, 2021. The Fund may have Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement higher than these expense caps as a result of any acquired fund fees and expenses or other expenses that are excluded from the calculation. The contractual waivers and expense reimbursements may be changed or eliminated at any time by the Board of Trustees, on behalf of the Fund, upon 60 days written notice to the Adviser. The contractual waivers and expense reimbursements may not be terminated by the Adviser without the consent of the Board of Trustees. The Adviser may recoup any waived amount from the Fund pursuant to this agreement if such reimbursement does not cause the Fund to exceed existing expense limitations or the limitations in place at the time the reduction was originally made and the reimbursement is made within three years after the date on which the Adviser incurred the expense.

Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period.  The example also assumes that your investment has a 5% annual return each year and that the Fund’s operating expenses remain the same (taking into account the contractual expense limitation being in effect for the period through October 31, 2021). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$52	$164	$285	$640
Investor Shares	$57	$179	$313	$701
Advisor Shares	$83	$259	$450	$1,002

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the portfolio turnover rate for the Fund was 105% of the average value of its portfolio.

Principal Investment Strategies
Under normal conditions, the Adviser seeks to achieve the Fund’s investment objective by investing at least 80% of the value of its net assets (plus any borrowings for investment purposes) in fixed income securities such as U.S Government securities, corporate fixed income securities, mortgage-backed and asset-backed securities.  The fixed income securities in which the Fund may invest may also include municipal securities issued by states, U.S. territories, and possessions, general obligation securities and revenue securities.  The foregoing may include municipal lease obligations and insured municipal securities.  The Fund may also invest in other investment companies that invest in similar fixed income securities and the Fund may count such holdings towards the Fund’s 80% investment policy.  As part of its fundamental research approach, the Adviser has a process to integrate, identify and consider the Environmental, Social and Governance (“ESG”) risks and opportunities throughout the investment lifecycle using a proprietary ESG assessment.

The Fund invests in fixed income securities that primarily have a maturity that is between 1 and 10 years and are rated in the top four rating categories of a Nationally Recognized Statistical Rating Organization, or unrated and deemed to be of comparable quality by the Adviser.  Under normal circumstances, the Fund’s portfolio will have an average dollar weighted maturity between 3 and 10 years and an average duration of 2 to 5 years.  Duration is a measurement of price sensitivity to interest rate changes.

The Fund may invest in derivatives instruments, such as options, futures contracts, including interest rate futures, and options on futures. These investments will typically be made for investment purposes consistent with the Fund’s investment objective and may also be used to mitigate or hedge risks within the portfolio or for the temporary investment of cash balances.  These derivative instruments will be counted toward the Fund’s 80% policy to the extent they have economic characteristics similar to the securities included within that policy. The Fund intends to use the mark-to-market value of such derivatives for purposes of complying with the Fund’s 80% investment policy.

The Adviser may sell a fixed income security or reduce its position if:
•	Revised economic forecasts or interest rate outlook requires a repositioning of the portfolio;
•	The security subsequently fails to meet the investment criteria;
•	A more attractive security is found; or
•	The Adviser believes that the security has reached its appreciation potential.

In order to respond to adverse market, economic, political, or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its investment objective and principal investment strategy and invest without limit in cash and prime quality cash equivalents such as prime commercial paper and other money market instruments.  A defensive position, taken at the wrong time, may have an adverse impact on the Fund’s performance.  The Fund may be unable to achieve its investment objective during the employment of a temporary defensive measure.

Principal Investment Risks
As with all mutual funds, there is the risk that you could lose all or a portion of your investment in the Fund.  An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks are presented in the alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a "principal risk" of investing in the Fund, regardless of the order in which it appears.  The following are the principal risks that could affect the value of your investment:

•
Credit Risk.  The value of your investment in the Fund may change in response to changes in the credit ratings of the Fund’s portfolio securities.  Generally, investment risk and price volatility increase as a security’s credit rating declines.  The financial condition of an issuer of a fixed income security held by a Fund may cause it to default or become unable to pay interest or principal due on the security.

•
Debt/Fixed Income Securities Risk.  An increase in interest rates typically causes a fall in the value of the debt securities in which the Fund may invest.  The value of your investment in the Fund may change in response to changes in the credit ratings of the Fund’s portfolio of debt securities. Interest rates in the United States are at, or near, historic lows, which may increase the Fund’s exposure to risks associated with rising interest rates. Moreover, rising interest rates or lack of market participants may lead to decreased liquidity in the bond and loan markets, making it more difficult for the Fund to sell its holdings at a time when the Fund’s manager might wish to sell. Lower rated securities (“junk bonds”) are generally subject to greater risk of loss of your money than higher rated securities.  Issuers may (increase) decrease prepayments of principal when interest rates (fall) increase, affecting the maturity of the debt security and causing the value of the security to decline.

•
Derivatives Risk.  The risk that an investment in derivatives will not perform as anticipated, cannot be closed out at a favorable time or price, or will increase the Fund’s volatility; that derivatives may create investment leverage; that, when a derivative is used as a substitute or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely with that of the cash investment; that a derivative will not perform in the manner anticipated by the Adviser, which may result in losses that partially or completely offset gains in portfolio positions; or that, when used for hedging purposes, derivatives will not provide the anticipated protection, causing the Fund to lose money on both the derivatives transaction and the exposure the Fund sought to hedge.  Additionally, any derivatives held by the Fund will have counterparty associated risks, which are the risks that the other party to the derivative contract, which may be a derivatives exchange, will fail to make required payments or otherwise fail to comply with the terms of the contract.  The Fund potentially could lose all or a large portion of its investment in the derivative instrument.

•
Interest Rate Risk.  An increase in interest rates typically causes a fall in the value of the fixed income securities in which the Fund may invest. Interest rates currently are at, or near, historic lows, and may increase, with potentially sudden and unpredictable effects on the markets and the Fund’s investments.

•
Investments in Other Investment Companies Risk.  Shareholders of the Fund will indirectly be subject to the fees and expenses of the other investment companies (principally, the Brown Advisory Mortgage Securities Fund) in which the Fund invests, and these fees and expenses are in addition to the fees and expenses that Fund shareholders directly bear in connection with the Fund’s own operations. In addition, shareholders will be exposed to the investment risks associated with investments in the other investment companies.

•
Liquidity Risk.  Certain securities held by the Fund may be difficult (or impossible) to sell at the time and at the price the Adviser would like.  As a result, the Fund may have to hold these securities longer than it would like and may forego other investment opportunities.  There is the possibility that the Fund may lose money or be prevented from realizing capital gains if it cannot sell a security at a particular time and price.

•	Management Risk. The Fund may not meet its investment objective based on the Adviser’s success or failure to implement investment strategies for the Fund.

•
Mortgage- and Asset-Backed Securities Risk.  The Fund may invest in mortgage- and asset-backed securities, which represent “pools” of mortgages or other assets, including consumer loans or receivables held in trust.  In a period of rising interest rates, these securities may exhibit additional volatility.

•
Municipal Securities Risk. Changes in economic, business or political conditions relating to a particular state, or states, or type of projects may have a disproportionate impact on the Fund. Municipalities continue to experience difficulties in the current economic and political environment. National governmental actions, such as the elimination of tax-exempt status, also could affect performance. In addition, a municipality or municipal project that relies directly or indirectly on national governmental funding mechanisms may be negatively affected by the national government’s current budgetary constraints.  Municipal obligations that the Fund may acquire include municipal lease obligations, which are issued by a state or local government or authority to acquire land and a wide variety of equipment and facilities. If the funds are not appropriated for the following year’s lease payments, then the lease may terminate, with the possibility of default on the lease obligation and significant loss to the Fund.  The repayment of principal and interest on some of the municipal securities in which the Fund may invest may be guaranteed or insured by a monoline insurance company or other financial institution. If a company insuring municipal securities in which the Fund invests experiences financial difficulties, the credit rating and price of the security may deteriorate.  The Fund may invest more heavily in bonds from certain cities, states or regions than others, which may increase the Fund’s exposure to losses resulting from economic, political, or regulatory occurrences impacting these particular cities, states or regions.

•
Prepayment/Extension Risk.  Issuers may experience an acceleration in prepayments of mortgage loans or other receivables backing the issuers’ fixed income securities when interest rates decline, which can shorten the maturity of the security, force the Fund to invest in securities with lower interest rates, and reduce the Fund’s return.  Issuers may decrease prepayments of principal when interest rates increase, extending the maturity of a fixed income security and causing the value of the security to decline.

•
Private Placement Risk.  The Fund may invest in privately issued securities of domestic common and preferred stock, convertible debt securities, ADRs and REITs, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933, as amended. Privately issued securities are restricted securities that are not publicly traded. Delay or difficulty in selling such securities may result in a loss to the Fund.

•
Rating Agencies Risk.  Ratings are not an absolute standard of quality, but rather general indicators that reflect only the view of the originating rating agencies from which an explanation of the significance of such ratings may be obtained. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, may have an effect on the liquidity or market price of the securities in which the Fund invests. The ratings of securitized assets may not adequately reflect the credit risk of those assets due to their structure.

•
U.S. Government Securities Risk.  Although the Fund’s U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates.  Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury.  Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury.  While the U.S. Government provides financial support to such U.S. Government-sponsored federal agencies, no assurance can be given that the U.S. Government will always do so, since the U.S. Government is not so obligated by law.

Performance Information
The following performance information provides some indication of the risks of investing in the Fund.  The chart shows changes in the Fund’s performance of Investor Shares from year-to-year.  The table shows how the average annual returns of Investor Shares and Advisor Shares for 1, 5 and 10 year periods compare to a broad-based market index.

The Fund is the successor to the investment performance of the Brown Advisory Intermediate Income Fund (the “Predecessor Fund”) as a result of the reorganization of the Predecessor Fund into the Fund on October 19, 2012.  Accordingly, the performance information shown below for periods prior to October 19, 2012 is that of the Predecessor Fund.  The Predecessor Fund was also advised by the Adviser and had the same investment objective and strategies as the Fund.

Performance information represents only past performance, before and after taxes, and does not necessarily indicate future results.  Updated performance information is available online at www.brownadvisory.com/mf/intermediate-income-fund or by calling 800‑540‑6807 (toll free).

Brown Advisory Intermediate Income Fund – Investor Shares
Annual Total Returns

The Fund’s calendar year-to-date total return as of September 30, 2020 was 4.87%.  During the periods shown in the chart, the highest quarterly return was 3.02% (for the quarter ended  June 30, 2010) and the lowest quarterly return was -2.33%  (for the quarter ended June 30, 2013).

Brown Advisory Intermediate Income Fund
Average Annual Total Returns

For the periods ended December 31, 2019	1 Year	5 Years	10 Years
Investor Shares
– Return Before Taxes	6.85%	2.49%	2.88%
– Return After Taxes on Distributions	5.74%	1.50%	1.78%
– Return After Taxes on Distributions and Sale of Fund Shares	4.04%	1.46%	1.81%
Advisor Shares
– Return Before Taxes	6.54%	2.23%	2.63%
Bloomberg Barclays Intermediate US Aggregate Bond Index (reflects no deduction for fees, expenses and taxes)	6.67%	2.59%	3.15%

NOTE:  The Intermediate Income Fund currently offers two classes of shares. Investor Shares commenced operations on November 2, 1995 as part of the Predecessor Fund and Advisor Shares commenced operations on May 13, 1991 as part of the Predecessor Fund.  Prior to October 19, 2012, Investor Shares were known as Institutional Shares.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In certain cases, the figure representing “Return after Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period, since a higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.  After-tax returns are shown for Investor Shares only.  After-tax returns for Advisor Shares will vary.

Management

Investment Adviser	Portfolio Managers
Brown Advisory LLC
Paul D. Corbin has served as portfolio manager of the Fund since 2000. Jason Vlosich has served as portfolio manager of the Fund since 2019, and previously served as associate portfolio manager of the Fund since 2017.

Purchase and Sale of Fund Shares
You may purchase, exchange or redeem Fund shares on any business day by written request via mail (Brown Advisory Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transfer, by telephone at 800-540-6807 (toll free) or 414-203-9064, or through the Internet at www.brownadvisory.com/client-login. Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly. The minimum initial and subsequent investment amounts for various types of accounts are shown below.

Type of Account	Minimum Initial Investment	Minimum Additional Investment
Institutional Shares
– Standard Accounts	$1,000,000	$100
Investor Shares
– Standard Accounts	$100	$100
– Traditional and Roth IRA Accounts	$100	N/A
– Accounts with Systematic Investment Plans	$100	$100
Advisor Shares
– Standard Accounts	$100	$100
– Traditional and Roth IRA Accounts	$100	N/A
– Accounts with Systematic Investment Plans	$100	$100
– Qualified Retirement Plans	N/A	N/A

The minimum investment requirements are waived for retirement plans that are qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (“IRC”) and tax-exempt under Section 501(a) of the IRC, and plans operating consistent with Section 403(a), 403(b), 408, 408A, 457 or 223(d) of the IRC.

Tax Information
The Fund’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a fund-supermarket), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.